UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 South Wacker Drive, Suite 1500
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2020, Terence R. Rogers was appointed and agreed to serve as the interim Chief Financial Officer of FreightCar America, Inc. (the “Company”) for a term of four months beginning on January 5, 2021. Until January 31, 2021, Mr. Rogers will serve concurrently with Christopher Eppel, who, as previously disclosed, will step down from his role as the Company’s Vice President Finance, Chief Financial Officer, Treasurer and Corporate Secretary effective January 31, 2021. Mr. Rogers will also serve as the Company’s principal accounting officer.

Mr. Rogers, age 61, most recently served as Executive Vice President and Chief Financial Officer of Roadrunner Transportation Systems from May 2017 to August 2019. Prior to that, Mr. Rogers was Executive Vice President and Chief Financial Officer at The Heico Companies LLC from April 2012 to February 2017. Earlier in his career, Mr. Rogers worked for Ryerson in various financial and accounting positions, culminating in a five-year stint as Executive Vice President and Chief Financial Officer. Mr. Rogers earned an MBA from Stephen M. Ross School of Business at the University of Michigan in 1987 and a BS in Accounting from Illinois State University in 1982. He is a Certified Public Accountant.

In connection with Mr. Rogers’s appointment as interim Chief Financial Officer, the Company entered into an agreement with Mr. Rogers and Rogers Luecke Advisory, LLC whereby it agreed to pay Rogers Luecke Advisory, LLC, which employs Mr. Rogers, a monthly fee of $40,000.00 (prorated for partial months and as appropriate for any time off taken) for the four-month term of the agreement (the “Rogers Agreement”). The foregoing summary of the Rogers Agreement is qualified in its entirety by reference to its full text, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: January 6, 2021	By:	/s/ James R. Meyer
		Name:	James R. Meyer
		Title:	President and Chief Executive Officer